HSBC FUNDS
HSBC Emerging Markets Debt Fund
HSBC Emerging Markets Local Debt Fund
HSBC Total Return Fund
(the “Funds”)

Supplement dated December 16, 2015
to the Prospectus and Statement of Additional Information (“SAI”)
dated February 27, 2015, each as supplemented to date

Effective immediately, Nishant Upadhyay is named head of the Adviser’s Emerging Markets Debt Portfolio Management Team. Under Mr. Upadhyay’s leadership, the Funds will continue to benefit from a team approach to portfolio management. Accordingly, effective immediately, the following changes are made:

The “Portfolio Managers” section in the HSBC Emerging Markets Debt Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Vinayak Potti, Vice President, Portfolio Manager is the member of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Potti has managed the Fund since September 11, 2014.

The “Portfolio Managers” section in the HSBC Emerging Markets Local Debt Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management and Abdelak Adjriou, Vice President, Portfolio Manager are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015, and Mr. Adjriou has managed the Fund since September 11, 2014.

The “Portfolio Managers” section in the HSBC Total Return Fund’s summary section in the Prospectus is deleted in its entirety and replaced with the following:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management and Vinayak Potti, Vice President, Portfolio Manager are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015, and Mr. Potti has managed the Fund since December 16, 2015.

The subsection relating to the “HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund” under the “Fund Management—Portfolio Managers” section of the Prospectus is deleted in its entirety and replaced with the following:

HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund and HSBC Total Return Fund:

Investment decisions for the Funds are made by consensus of the Adviser’s Emerging Markets Debt Team which consists of investment professionals and the primary portfolio management team members listed below.

Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management with responsibility for all global emerging markets debt portfolios. Mr. Upadhyay also focuses on managing hard currency sovereign portfolios as well as hard and local currency benchmark portfolios. He joined the team in September 2015 from PIMCO where he was an emerging markets and global credit portfolio manager for nine years. During his time at PIMCO, Mr. Upadhyay spent time as an associate to PIMCO’s Global Bond portfolio management team with exposure to rates and currency products before managing emerging markets debt portfolios and diversified income portfolios (hybrids of emerging markets debt and credit). Prior to joining PIMCO, Mr. Upadhyay held positions at Citibank and ABN AMRO Bank. He has been working in the financial industry since 2000. Mr. Upadhyay has a Bachelor of Science from the Hindu College, Delhi University (India) and an MBA from the Indian Institute of Management, Indore, India.

Abdelak Adjriou, Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt Team responsible for local markets. He joined the team in August 2013 from HSBC Global Asset Management (France) where he was a portfolio manager on the European Yield Curve Strategy team. He joined HSBC Global Asset Management (France) in December 2004 and moved into a portfolio management role in 2007. Before joining HSBC, he worked for Credit Agricole Indosuez (France) as a quantitative analyst and for IBM (France) as an engineer. Mr. Adjriou has been working in the financial industry since 2003. He graduated from the Ecole Superieure en Sciences Informatiques (ESSI) (France) with a degree in Engineering and a postgraduate degree in Computer Science applied to Finance. He also holds a postgraduate degree in Random Modeling from the Universite Paris VI – Jussieu.

Vinayak Potti, Vice President, Portfolio Manager, is a portfolio manager on the Emerging Markets Debt Team focusing on trading sovereigns as well as risk analysis. He has been working in the financial industry since 2002. Prior to joining HSBC in 2009, Mr. Potti worked as a product controller in emerging markets at Barclays Capital and before that, as a fund accountant at T. Rowe Price. He holds a B.S. from the University of Maryland and is a CFA Charterholder.

All other references to other portfolio managers on the Adviser’s Emerging Markets Debt Portfolio Management Team are removed from the Funds’ Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE